UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 23, 2011

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)

_________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 23, 2011, Frontier Communications Corporation (“Frontier”) issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in Item 2.02 of this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

On September 28, 2010, Frontier furnished on a Form 8-K (the “September 28 Form 8-K”) unaudited pro forma combined historical financial and operating data for Frontier, including financial and operating data for the properties acquired from Verizon Communications Inc. (“Verizon”) on July 1, 2010 following the spin-off of New Communications Holdings Inc. (“Spinco”), a subsidiary of Verizon, and the subsequent merger of Spinco with and into Frontier, with Frontier continuing as the surviving corporation (the “Merger”).  At the effective time of the Merger, Spinco held defined assets and liabilities of the local exchange business and related landline activities of Verizon in Arizona, Idaho, Illinois, Indiana, Michigan, Nevada, North Carolina, Ohio, Oregon, South Carolina, Washington, West Virginia and Wisconsin and in portions of California bordering Arizona, Nevada and Oregon.

As a convenience to investors, on November 8, 2010, Frontier furnished on a Form 8-K the unaudited pro forma information provided in the September 28 Form 8-K, updated to reflect the actual financial and operating data for Frontier for the third quarter of 2010.  Frontier is now making available in Exhibit 99.2 the unaudited pro forma information provided in the September 28 Form 8-K, updated further to reflect the actual financial and operating data for Frontier for both the third and fourth quarters of 2010.

The information furnished in Item 7.01 of this Form 8-K and in Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release of Frontier released February 23, 2011.

99.2
Unaudited pro forma combined historical financial and operating data for Frontier, including financial and operating data for the properties acquired from Verizon in the Merger, with actual financial and operating data for Frontier for the third and fourth quarters of 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: February 23, 2011	By:/s/ Robert J. Larson
Robert J. Larson
Senior Vice President and
Chief Accounting Officer